DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
The Lexington Convertible Securities Fund has continued to participate in the financial markets' gains. Listed below are some comparative total return performance measurements for the periods ended June 30, 1998:

                                              6 Months     12 Months
                                              ---------    ---------
   Lexington Convertible Securities Fund      + 5.37%*     +13.81%*
   Unmanaged Standard & Poors 500 Stock       +17.61%      +30.05%
    Price Index
   Unmanaged Russell 2000 Stock Index         + 4.91%      +16.49%
   Unmanaged Lehman Gov./Corp. Bond Index     + 4.17%      +11.29%

Remarkably, the major trends of the last several years remain in place. Most of the money inflows into the market continue to end up being placed in a short list of very large, capitalized, multi-national companies that continue to drive the performance of the unmanaged S&P 500 Index. This stock performance has far exceeded the underlying earnings growth of the Index creating many extremely overvalued situations.

Concurrently, there has been relative neglect of many of the medium and smaller capitalized stocks represented by the Russell 2000 Index. We are finding many highly attractive, undervalued growth companies whose earnings growth in recent years has far exceeded their stock performance.

Given the fact that the economy continues to have a benign inflation and monetary environment, the overall risks to the stock and bond markets remain contained. The trend of unmanaged S&P 500 Index earnings growth continues to recede, and more earnings disappointments are occurring in the huge, multi-national companies.

It can only be a matter of time before the imbalances in valuation are corrected between the overvalued, large companies in the unmanaged S&P 500 Index, and the many undervalued companies in the unmanaged Russell 2000 Index.

Just as important would be a shift in investor's emphasis towards allocating portfolios to undervalued companies that have a unique and strategic advantage giving them superior growth potential and whose earnings grow relatively independent of the economy overall. These companies often have one or more of the following characteristics:

  1. Pricing  control that often is indicative  of a dominant  market share
  2. A recurring  revenue  stream
  3. A sustainable rapidly growing market for their products or services that is not overly dependent on the growth of the general economy.

It is these types of high quality niche growth companies that we are emphasizing in the Fund's portfolio.


                                               Sincerely,

                     [GRAPHIC OMITTED]         [GRAPHIC OMITTED]
                     Robert M. DeMichele       Richard B. Russell
                     Chairman of the Board     President and Portfolio Manager
                     August, 1998              August, 1998

* 13.81%, 10.64% and 10.70% are the one, five and ten year average annual standard total returns, respectively, for the period ended June 30, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (unaudited)


PRINCIPAL                                                     VALUE
 AMOUNT                  SECURITY DESCRIPTION                (NOTE 1)
-----------------------------------------------------------------------
              CONVERTIBLE BONDS: 46.5%
              Business Services: 4.3%
  $500,000    Metamor Worldwide, Inc.,
               2.94%, due 08/15/2004 ....................    $  488,750
                                                             ----------
              Computer Software & Services: 11.1%
   875,000    Automatic Data Processing Services, Inc.,
               0.00%*, due 02/20/2012  ..................       823,979
   420,000    National Data Corporation,
               5.00%, due 11/01/2003 ....................       433,125
                                                             ----------
                                                              1,257,104
                                                             ----------
              Diversified Company: 4.0%
   420,000    Thermo Electron Corporation,
               4.25%, due 01/01/2003 ....................       449,400
                                                             ----------
              Medical Services: 3.0%
   410,000    Phycor, Inc., 4.50%, due 02/15/2003  ......       342,862
                                                             ----------
              Pharmacueticals: 4.3%
   420,000    Elan Plc, 4.75%, due 11/15/2004   .........       490,350
                                                             ----------
              Precision Instruments: 3.5%
   400,000    Thermo Instrument Systems, Inc.,
               4.50%, due 10/15/2003 ....................       401,000
                                                             ----------
              Retail Stores (Special line): 7.3%
   450,000    Home Depot, Inc.,
               3.25%, due 10/01/2001 ....................       829,125
                                                             ----------
              Semiconductor: 9.0%
   450,000    Analog Devices, Inc.,
               3.50%, due 12/01/2000 ....................       576,000
   390,000    Level One Communications, Inc.,
               4.00%, due 09/01/2004 ....................       450,450
                                                             ----------
                                                              1,026,450
                                                             ----------
              TOTAL CONVERTIBLE BONDS
              (cost $4,415,290)  ........................    $5,285,041
                                                             ----------
NUMBER OF
SHARES OR
PRINCIPAL                                                              VALUE
 AMOUNT                       SECURITY DESCRIPTION                   (NOTE 1)
--------------------------------------------------------------------------------
               CONVERTIBLE PREFERRED STOCKS: 7.8%
               Telecommunication Equipment
      6,500    Loral Space and Commincations, Inc.   ............    $   495,625
      8,000    Qualcomm, Inc.   .................................        386,000
                                                                     -----------
               TOTAL CONVERTIBLE PREFERRED STOCKS
                (cost $873,265) .................................        881,625
                                                                     -----------
               COMMON STOCKS: 32.5%
               Computer Software & Services: 12.7%
     16,852    Sterling Commerce, Inc.   ........................        817,322
     21,164    Sterling Software, Inc.   ........................        625,661
                                                                     -----------
                                                                       1,442,983
                                                                     -----------
               Manufactured Housing: 19.8%
     58,590    Clayton Homes, Inc. ..............................      1,113,210
     37,994    Oakwood Homes Corporation ........................      1,139,820
                                                                     -----------
                                                                       2,253,030
                                                                     -----------
               TOTAL COMMON STOCKS
               (cost $628,380)  .................................      3,696,013
                                                                     -----------
               TOTAL LONG-TERM INVESTMENTS  .....................      9,862,679
                                                                     -----------
               SHORT-TERM INVESTMENTS: 13.0%
               U.S. Government Obligations
 $  500,000    U.S. Treasury Bill,
                5.17%, due 11/12/98 .............................        490,615
  1,000,000    U.S. Treasury Bill,
                5.16%, due 11/19/98 .............................        980,290
                                                                     -----------
               TOTAL SHORT-TERM INVESTMENTS
                (cost $1,470,617)   .............................      1,470,905
                                                                     -----------
               TOTAL INVESTMENTS: 99.8%
                (cost $7,387,552\^) (Note 1) ....................     11,333,584
               Other assets in excess of liabilities: 0.2%       .        17,782
                                                                     -----------
               TOTAL NET ASSETS: 100.0%
                (equivalent to $15.89 per share
                 on 714,515 shares outstanding) .................    $11,351,366
                                                                     ===========

* Zero Coupon Bond.
+ Aggregate cost for Federal income tax purposes is identical.


   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)




ASSETS
Investments, at value (cost $7,387,552) (Note1)  .................................    $11,333,584
Receivable for shares sold  ......................................................        141,000
Dividends and interest receivable ................................................         44,634
                                                                                      -----------
   Total Assets ..................................................................     11,519,218
                                                                                      -----------
LIABILITIES
Due to custodian bank ............................................................        103,412
Due to Lexington Management Corporation (Note 2) .................................          8,834
Accrued expenses   ...............................................................         55,606
                                                                                      -----------
   Total Liabilities  ............................................................        167,852
                                                                                      -----------
NET ASSETS (equivalent to $15.89 per share on 714,515 shares outstanding) (Note 4)    $11,351,366
                                                                                      ===========
NET ASSETS consist of:
Capital stock-authorized 1,000,000,000 shares, $.10 par value per share. .........    $    71,452
Paid-in capital ..................................................................      7,232,913
Undistributed net investment income  .............................................          4,286
Accumulated net realized gain on investments  ....................................         96,683
Unrealized appreciation on investments  ..........................................      3,946,032
                                                                                      -----------
   TOTAL NET ASSETS   ............................................................    $11,351,366
                                                                                      ===========

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF OPERATIONS
Six months ended June 30, 1998 (unaudited)


INVESTMENT INCOME
   Dividends  ...........................    $ 19,478
   Interest   ...........................     105,134
                                             --------
    Total investment income  ............                 $124,612
Expenses
   Investment advisory fee
    (Note 2)  ...........................      54,828
   Printing and mailing expenses   ......      10,085
   Distribution expenses (Note 3)  ......      12,739
   Registration fees   ..................       8,145
   Transfer agent and shareholder
    servicing expenses (Note 2) .........      10,227
   Accounting expenses (Note 2) .........       7,240
   Professional fees   ..................       5,702
   Directors' fees and expenses .........       6,426
   Computer processing fees  ............       2,896
   Custodian expenses  ..................         815
   Other expenses   .....................       2,986
                                             --------
    Total expenses  .....................                  122,089
                                                          --------
     Net investment income   ............                    2,523

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS (NOTE 5)
   Net realized gain on
    investments  ........................                   76,535
   Net change in unrealized
    appreciation on
    investments  ........................                  482,402
                                                          --------
    Net realized and unrealized
     gain  ..............................                  558,937
                                                          --------
INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS  .....................                 $561,460
                                                          ========


LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF CHANGES IN NET ASSETS


                                             Six months
                                               ended            Year
                                             June 30,          ended
                                               1998         December 31,
                                            (unaudited)         1997
                                           -------------   ---------------
Net investment income ..................    $     2,523     $     80,157
Net realized gain from security
   transactions ........................         76,535          199,193
Net change in unrealized
   appreciation of investments .........        482,402          914,284
                                            -----------     ------------
  Increase in net assets
     resulting from operations .........        561,460        1,193,634
Distributions to shareholders from
   net investment income ...............             --          (76,039)
Distributions to shareholders from
   net realized gains on security
   transactions ........................             --         (177,060)
Increase (decrease) from capital
   share transactions (Note 4) .........        444,716       (1,803,790)
                                            -----------     ------------
  Net increase (decrease)
     in net assets .....................      1,006,176         (863,255)

NET ASSETS
   Beginning of period   ...............     10,345,190       11,208,445
                                            -----------     ------------
 End of period (including
    undistributed net investment
     income of $4,286 and $1,763,
     1998 and 1997, respectively) .......   $11,351,366     $ 10,345,190
                                            ===========     ============

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) and December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES
Lexington Convertible Securities Fund (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is total return which it seeks to achieve by providing capital appreciation, current income and conservation of the shareholder's capital. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS As authorized by the Trustees, securities are valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal institutional-size trading units of such securities. Debt securities are valued at the mean between the current bid and asked prices. Equity securities listed on a national securities exchange are valued at the last reported sales price; if no sales price is reported for that day the mean between the current bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other securities are valued by Fund management in good faith under the direction of the Fund's Board of Trustees.

Securities transactions are accounted for on the trade date. The Fund records interest income on the accrual basis. In computing net investment income, the Fund amortizes premiums and does not accrue discounts on convertible fixed income securities in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL INCOME TAXES It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income are normally declared and paid quarterly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT  ADVISORY FEE AND OTHER  TRANSACTIONS WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with the Fund's former adviser, Ariston Capital Management Corporation

LEXINGTON CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) and December 31, 1997 (continued)

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE (CONTINUED) ("Ariston"), under which Ariston provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Ariston, LMC pays Ariston a monthly sub-advisory fee at the annual rate of 0.75% of the Fund's average daily net assets up to $7 million and 0.50% of the Fund's average daily net assets in excess of $7 million. For 1998, LMC has agreed to voluntarily limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the six months ended June 30, 1998.

The  Fund  reimburses  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $7,240 which are incurred by the Fund, but paid by LMC.


3. DISTRIBUTION PLAN
The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 1998 were $12,739 and are set forth in the statement of operations.


4. CAPITAL STOCK
Transactions in capital stock were as follows:




                                                            Six months ended
                                                             June 30, 1998                       Year ended
                                                              (unaudited)                     December 31, 1997
                                                       --------------------------         -------------------------
                                                        Shares          Amount            Shares          Amount
                                                       -------       ------------         ------       ------------
Shares sold   ....................................     102,999       $  1,645,682         77,731       $  1,138,145
Shares issued on reinvestment of dividends  ......           -                  -         16,820            247,886
                                                       -------       ------------         ------       ------------
                                                       102,999          1,645,682         94,551          1,386,031
Shares redeemed  .................................     (74,608)        (1,200,966)      (229,087)        (3,189,821)
                                                       -------       ------------       --------       ------------
Net increase (decrease)   ........................      28,391       $    444,716       (134,536)      $ (1,803,790)
                                                       =======       ============       ========       ============

5.  PURCHASES AND SALES OF INVESTMENT SECURITIES
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1998, excluding short-term securities, were $1,831,208 and $1,686,483, respectively.

At June 30,1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $4,111,939 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $165,907.

LEXINGTON CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:



                                                      Six months
                                                        ended
                                                       June 30,                      Year ended December 31,
                                                         1998        -----------------------------------------------------
                                                      (unaudited)        1997          1996         1995          1994
                                                      ---------       ---------     --------      --------      --------
Net asset value, beginning of period  ............    $   15.08       $  13.66      $  13.66      $  11.84      $  14.10
                                                      ---------       --------      --------      --------      --------
Income from investment operations:
 Net investment income ...........................         0.01           0.11          0.11          0.15          0.08
 Net realized and unrealized gain on
  investments ....................................         0.80           1.68          0.55          2.04          0.10
                                                      ---------       --------      --------      --------      --------
Total income from investment operations  .........         0.81           1.79          0.66          2.19          0.18
                                                      ---------       --------      --------      --------      --------
Less distributions: ..............................
 Distributions from net investment income   ......          --         (  0.11)      (  0.11)       ( 0.15)       ( 0.07)
 Distributions in excess of net investment
  income (temporary book-tax difference) .........          --              --            --            --        ( 0.05)
 Distributions from net realized gains   .........          --           (0.26)        (0.55)        (0.22)        (2.32)
                                                      ---------       --------      --------      --------      --------
Total distributions ..............................          --           (0.37)        (0.66)        (0.37)        (2.44)
                                                      ---------       --------      --------      --------      --------
Net asset value, end of period  ..................    $   15.89       $  15.08      $  13.66      $  13.66      $  11.84
                                                      =========       ========      ========      ========      ========
Total return  ....................................       11.13%*        13.16%         4.89%        18.63%         1.30%
Ratio to average net assets:
 Expenses, before reimbursement or waivers  ......        2.23%*         2.38%         2.39%         2.52%         2.81%
 Expenses, net of reimbursement or waivers  ......        2.23%*         2.38%         2.39%         2.52%         2.75%
 Net investment income, before reimbursement
  or waivers  ....................................        0.05%*         0.79%         0.77%         1.24%         0.50%
 Net investment income ...........................        0.05%*         0.79%         0.77%         1.24%         0.56%
Portfolio turnover rate   ........................       34.88%*        30.47%        18.45%        11.23%        38.14%
Average commissions paid on equity
 security transactions**  ........................    $    0.03       $   0.04      $   0.04           --             --
Net assets, end of period (000's omitted)   ......    $  11,351       $ 10,345      $ 11,208      $ 11,641      $  8,117

*  Annualized.
** In accordance with recent SEC disclosure guidelines, the average commissions are calculated for the period beginning with December 1996, but not for prior periods.

LEXINGTON
CONVERTIBLE SECURITIES FUND

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

SUB-ADVISER
--------------------------------------------------------------------------------
ARISTON CAPITAL MANAGEMENT CORPORATION
40  Lake  Bellevue  Drive--Suite  220
Bellevue, Washington 98005

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


          --------------------------------------------------------

             ALL SHAREHOLDER REQUESTS FOR SERVICES OF
             ANY KIND SHOULD BE SENT TO:

             TRANSFER AGENT
             ----------------------------------------------

             STATE STREET BANK AND
             TRUST COMPANY
             c/o National Financial Data Services
             1004 Baltimore
             Kansas City, Missouri 64105

             OR CALL TOLL FREE:
             SERVICE AND SALES: 1-800-526-0056
             24 HOUR ACCOUNT INFORMATION:
             1-800-526-0052

          --------------------------------------------------------







--------------------------------------------------------------------------------
800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements

--------------------------------------------------------------------------------





This report has been prepared for the information of the shareholders of Lexington Convertible Securities Fund and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

                                -----------------
                                    LEXINGTON
                                -----------------

                                    LEXINGTON
                                   CONVERTIBLE
                                   SECURITIES
                                      FUND
                                -----------------

                              The Fund's investment
                           objective is total return,
                            which it seeks to achieve
                          by providing current income,
                            capital appreciation and
                            conservation of capital.

                                -----------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1998
                             The Lexington Group of
                                     NO LOAD
                              Investment Companies